10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Equity Income Fund
Principal Financial Group Inc. *
  10/22/01
Cost:
      $37,000
   $1,665,000

%of Offering Purchase

   0.002%
   0.090%

Broker:
Keefe, Bruyette & Woods, Inc.
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston, Inc.
Merrill Lynch, Inc.
Salomon Smith Barney Inc.
First Union Securities, Inc.


Fund

Growth and Income Fund
Principal Financial Group Inc. *
  10/22/01
Cost:
     $518,000
     $212,750
     $277,500

%of Offering Purchase

   0.028%
   0.012%
   0.015%

Broker:
Keefe, Bruyette & Woods, Inc.
Credit Suisse First Boston, Inc.
Bear, Stearns & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston, Inc.
Merrill Lynch, Inc.
Salomon Smith Barney Inc.
First Union Securities, Inc.

Fund

Growth and Income Fund
Anthem Inc. *
  10/29/01
Cost:
      $93,600
     $180,000

%of Offering Purchase

   0.005%
   0.010%

Broker:
Morgan Stanley & Co. Inc.
Merrill Lynch, Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.


Fund

Blue Chip Fund
Anthem Inc.
  10/29/01
Cost:
   $1,116,000

%of Offering Purchase

   0.060%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.


Fund

Blue Chip Fund
Prudential Financial Inc.
  12/12/01
Cost:
     $192,500
      $41,250

     $687,500
     $275,000
     $159,500
     $159,500
     $162,250

%of Offering Purchase

   0.006%
   0.001%
   0.023%
   0.009%
   0.005%
   0.005%
   0.005%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Prudential Securities Inc.
Credit Suisse First Boston Corp.
Deutsche Banc Alex Brown Inc.
First Union Securities, Inc.


Fund

Equity Income
FPL Group Inc.
   1/30/02
Cost:
   $1,900,000
   $1,725,000

%of Offering Purchase

   0.380%
   0.345%

Broker:
Lehman Brothers
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Lehman Brothers
Salomon Smith Barney Inc.
Banc of America Secs LLC
First Union Securities, Inc.


Fund

Growth and Income Fund
FPL Group Inc.
   1/30/02
Cost:
     $750,000
     $300,000
     $175,000

%of Offering Purchase

   0.150%
   0.060%
   0.035%

Broker:
Lehman Brothers
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Lehman Brothers
Salomon Smith Barney Inc.
Banc of America Secs LLC
First Union Securities, Inc.


Fund

Equity Income Fund
Travelers Property Casualty Corp.
   3/21/02
Cost:
     $249,750
     $321,900
     $370,000

      $62,900
      $62,900

     $249,750

%of Offering Purchase

   0.006%
   0.008%
   0.010%
   0.002%
   0.002%
   0.006%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Growth and Income Fund
Travelers Property Casualty Corp.
   3/21/02
Cost:
     $436,600

%of Offering Purchase

   0.011%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Blue Chip Fund
Travelers Property Casualty Corp.
   3/21/02
Cost:
   $1,209,900

%of Offering Purchase

   0.031%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Value Fund

Travelers Property Casualty Corp.
   3/21/02
Cost:
   $1,147,000

%of Offering Purchase

   0.030%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Small Cap Value Fund
Aeropostale Inc.
   5/15/02
Cost:
     $255,600
     $293,400

%of Offering Purchase

   0.114%
   0.130%

Broker:
Bear, Stearns & Co.
Underwriting Synicate Members:
Bear, Stearns & Co.
Merrill Lynch & Co.
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
First Union Securities, Inc.


Fund

Equity Income Fund
FPL Group Preferred

   6/6/02
Cost:
     $270,000
   $1,625,000

%of Offering Purchase

   0.061%
   0.369%

Broker:
Merrill Lynch & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
First Union Securities, Inc.


Fund

Growth and Income Fund
FPL Group Preferred

   6/6/02
Cost:
     $137,500
     $330,000
     $147,500

%of Offering Purchase

   0.031%
   0.075%
   0.034%

Broker:
Merrill Lynch & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
First Union Securities, Inc.